Exhibit 10.3

Confidential information redacted and filed separately with the Commission.

Omitted portions indicated by [***].

CONTRACT MANUFACTURING AND PACKAGING AGREEMENT

Agreement dated as of September 28, 2012 by and between Annie’s Homegrown, Inc. (“Customer”) and Little Lady Foods, Inc. (“Manufacturer”), each a “Party” and together the “Parties”.

1. Manufacture of Products.

Customer Responsibility. Every [***] weeks Customer will provide Manufacturer with a [***] week rolling forecast (the “Volume Forecast”) for the products set forth on Schedule A (the “Products”).

a)	The first [***] weeks of this rolling forecast will represent firm production commitments and will be supported by Customer Purchase Orders.

b)	The aggregate Volume Forecast for weeks [***] & [***] will represent firm production commitment by the Customer for production line time. The firm SKU breakout will not be required from the Customer until the production orders become firm with the next forecast.

c)	For the remaining [***] week period covered by the Volume Forecast, Manufacturer may rely upon the Volume Forecast as a firm commitment for purposes ordering of ingredients and packaging materials

Manufacturer Responsibility. Manufacturer agrees to provide the Products to Customer, or Customer’s authorized representative (for all purposes under this Agreement, Customer’s authorized representative may be referred to as “Designee”, and references to Customer may include the Designee at Customer’s discretion), pursuant to this Agreement, and in accordance with the formulations, policies, procedures, standards and specifications set forth on Schedule B (which formulations, policies, procedures, standards and specifications shall be subject to such tolerances and variances as are customary in the frozen pizza industry generally) and in accordance with good manufacturing practices prevailing in the industry (collectively, the “Specifications”).

Minimum Purchase Amount. Starting January, 1, [***], Customer is expected to purchase not less than [***] pizzas from Manufacturer each calendar year (the “Minimum Purchase Amount”). If Customer purchases less than the Minimum Purchase Amount in any calendar year, then Customer will pay Manufacturer a surcharge of $[***] for each pizzas that were manufactured during the calendar year (i.e., the surcharge will be an amount equal to $[***] multiplied by the number of pizzas manufactured by Manufacturer during that calendar year). Any surcharge will be paid by Customer within [***] days after the end of each year.

Annual Volume Rebate. Starting calendar year [***] and for the remaining term of this Agreement, Manufacturer will rebate to Customer $[***] per sale unit purchased over [***] and an additional $[***] (for a total of $[***]) per sale unit purchased over [***] in a calendar year through a payment to be made within [***] days after the end of each year

Raw Materials and Packaging.

a)	Manufacturer shall, at its expense, furnish all raw materials, ingredients and packaging materials required for the manufacture, production, processing and packaging of the Products (the “Materials”) set forth on Schedule A. Customer has the right to contract for any Materials and require Manufacturer to purchase using these contracts, provided that if Customer designates suppliers for any Materials, then (i) Manufacturer will buy those Materials using Manufacturer’s normal business documents and terms, (ii) the suppliers must be audited and approved by the Manufacturer (including satisfaction of Manufacturer’s quality control standards), and (iii) the Manufacturer shall not be liable or responsible for any quality problems or service interruptions caused by the Customer designated supplier.

b)	Manufacturer shall purchase Materials in quantities that it deems fit, but unless approved in writing, Customer shall be liable only for such quantities of Materials as would normally be used in accordance with the purchasing matrix attached to this Agreement as Schedule E (the “Purchasing Matrix”).

c)	Manufacturer will provide to Customer within [***] days of the end of each calendar month, Manufacturer’s actual usage and costs for all Materials (“Ingredient Costs”). Each Party agrees that such variances uncovered through the reconciliation for the Ingredient Costs shall be properly and promptly accounted for and reimbursed (either to Manufacturer or Customer as appropriate) through a credit memo or payment to be made within [***] days immediately after the end of the preceding month. The Parties shall, on a quarterly basis, review forecasted material costs to adjust the price of the Products for the following quarter.

d)	Manufacturer will use commercially reasonable efforts and processes and investigate and propose to Customer appropriate changes in the Formulas (as defined below) in an effort to achieve cost savings for Customer. Notwithstanding the foregoing, all Formula changes must be approved by Customer in advance in writing, which approval shall not be unreasonably withheld.

Confidential Information Redacted	Confidential Treatment Requested

e)	In the event of termination or expiration of this Agreement, Customer or its Designee will pay Manufacturer for all Materials obtained by Manufacturer to meet its duties and obligations under this Agreement and finished goods, at current prices, provided, however, that Customer shall not have to pay for Materials in excess of the inventories specified in the Purchasing Matrix.

Exclusivity.

a)	During the Initial Term of this Agreement, as long as Manufacturer is in good standing with Customer, Manufacturer shall be the exclusive supplier of Frozen Pizzas to Customer.

b)	During the length of this agreement, if Customer has complied with the Minimum Purchase Amount requirement during the prior calendar year, Manufacturer agrees that it will not manufacture any pizza product with a self rising crust that is certified as “Organic” for any customer in the retail food market, other than Customer, without Customer’s prior written consent (which consent shall not be unreasonably withheld), but Customer agrees that Manufacturer shall be permitted to manufacture the following without first obtaining Customer’s written consent: (i) “natural” products (including “natural” pizza products), (ii) “Organic” pizza products that do not have a self rising crust, and (iii) “Organic” pizza products with a self rising crust for markets other than the retail food market.

c)	With respect to new products developed in accordance with the terms of this Agreement and modifications of Manufacturer’s existing Products for Customer’s benefit (collectively, “New Developments”), ownership of intellectual property rights in respect of such New Developments shall be as follows: (i) New Developments that are developed exclusively by Customer shall be the sole property of the Customer, and (ii) New Developments that are developed either exclusively by Manufacturer or jointly by Manufacturer and Customer shall be the joint property of Manufacturer and Customer for a period of [***] months (meaning that Manufacturer shall be the exclusive manufacturer of any Products incorporating the New Development for a period of [***] months). At the end of such [***] month period (provided that Manufacturer has been the exclusive manufacturer of any Products incorporating the New Development during the [***]-month period) Manufacturer shall assign to Customer (and Customer shall own) all right, title and interest in such New Development. In the event Customer elects to terminate this Agreement at the end of the Initial Term but prior to the completion of the [***] month period, Customer will have the right to purchase sole ownership of each jointly owned New Developments for $[***] for each month remaining. In the event Manufacturer terminates this Agreement without Cause ownership of all New Developments will transfer immediately to the Customer.

Recipes/Formulas. The Parties agree that the specific recipes and/or formulas provided by Customer and used by Manufacturer in accordance with the Specifications for the Products (the “Formulas”) will remain exclusive to the Customer and will not be disclosed by the Manufacturer to other customers of the Manufacturer or to any other person or entity. Customer hereby grants to Manufacturer a limited, non-exclusive, non-transferable license to use the Formulas for the purpose of allowing Manufacturer to perform its obligations under this Agreement.

Facility. Manufacturer shall produce, package and store the Products at its facility(s) as set forth on Schedule A. Manufacturer represents and warrants that, for the term of this Agreement, Manufacturer shall not subcontract to any third party either the operation of the facility or the operation of any processing equipment located in the facility. Unless there is a material change in the Products and/or Specifications, Manufacturer shall be responsible for any changes necessary to the facility and for the purchase of any processing equipment necessary to produce the Products.

2. Rejection of Products. At any time within [***] days after the date Products leave Manufacturer’s facility for final shipment in accordance with Customer’s instructions, Customer may reject and refuse to pay for Products that (i) have been damaged during manufacturing, storage or handling while the Products were in Manufacturer’s custody, or (ii) are not in material compliance with the terms and conditions of this Agreement at the time that they left Manufacturer’s custody. In addition, Customer, at any time, may reject any Products that did not fully comply with the Specifications at the time that they left Manufacturer’s control. If Customer has previously paid Manufacturer for Products that are later rejected by Customer for failure to fully comply with Specifications, Customer shall invoice Manufacturer, including all supporting documentation, for the cost of such rejected Products (including the costs of any Materials provided by Customer to Manufacturer, if any) and for any freight, handling or other disposition costs or expenses incurred by Customer in connection with such rejected Products and shall receive credit from Manufacturer (or payment from Manufacturer, if no amounts are then due from Customer to Manufacturer) within [***] days of such invoice.

3. Compliance with Applicable Law. The Parties agree that Manufacturer will provide Products of consistent quality composed of safe and wholesome ingredients, manufactured, packaged, stored, and shipped under conditions compliant with all applicable federal, state, and local requirements.

4. Quality and Inventory Control, Inspection and Notice. Manufacturer shall manufacture, prepare, store and label according to procedures set forth on Schedule C, Manufacturer Quality System Requirements, Testing and Records.

Confidential Information Redacted	2	Confidential Treatment Requested

Quality Control

If any of Manufacturer’s facilities, processes, or equipment used in connection with the manufacture and storage of Products or inventories (of ingredients or Products) are in an unsanitary condition or do not otherwise comply with applicable laws, rules and regulations, good manufacturing practices in the industry or with the terms and conditions of this Agreement or the Specifications, Manufacturer shall promptly notify Annie’s and take such action as will correct the deficiencies and bring such facilities, processes, inventories and equipment into compliance. Specifically, and not in limitation of the foregoing, Manufacturer agrees and covenants that it shall conduct all of its business activities related to the performance of its obligations under this Agreement in full compliance with the United States Federal Food, Drug and Cosmetic Act, as Amended, and all applicable federal, state and local laws, rules, regulations and guidelines If Manufacturer learns of any conditions that raises a reasonably anticipated possibility of the Products being adulterated or misbranded, within the meaning of the Act or any applicable federal, state or local law, Manufacturer will notify Annie’s and the Designee, if appointed, within twenty-four (24) hours of Manufacturer first learning of such condition and, in such event, Manufacturer agrees and covenants to cooperate fully with Annie’s and the Designee and to provide all information necessary for Annie’s and the Designee to make a determination as to whether a recall or market withdrawal of the Product or any Annie’s finished product is necessary. Annie’s reserves the right to direct any such investigation and, in consultation with the Designee and Manufacturer, to determine the actions to be taken in response to the investigation.

Inventory Control. Manufacturer shall store and safeguard the inventory of Customer’s Products to protect it at all times from theft, damage or other loss in accordance with Manufacturer’s best practices and in strict compliance with the Specifications and terms of this Agreement. Customer shall have the right upon reasonable notice and during regular business hours (unless otherwise agreed) and at Customer’s expense (including reimbursement of costs incurred by Manufacturer) to inspect and perform a physical count of the inventory of Customer’s Products using such personnel of Customer or Customer’s representatives (including auditors) as Customer determines to use in its sole discretion.

Notice. Manufacturer shall notify Customer’s designated quality assurance representative immediately by telephone of the occurrence and provide copies of the results of any inspections or audits by health authorities or any other information that indicates the presence of (i) toxins or allergens in Manufacturer’s Facility which are or may be considered by health authorities as being indicative of either unsanitary practices or public health concern, or (ii) any harmful bacteria (including without limitation Salmonella or Listeria) present in Manufacturer’s facility or in any raw materials or finished Product wherever located.

5. Inventory Management Services.

During the term of this Agreement, Manufacturer shall perform the following described inventory management services as set forth in Exhibit F:

a) Store Customer’s Products at its own or leased internal storage facility. Manufacturer shall inspect each receipt, note any obvious or suspected damage thereto and any other exceptions, and promptly notify Customer of the same. Manufacturer shall provide Customer with an agreed form of notice for all Products received, together with copies of inbound bills of lading as required by Customer. Products will be stored, cross-docked and staged within a temperature band ranging from a low of -20 degrees F to a high temperature of not greater than 10 degrees.

b) Retrieve such Products from storage in full pallet or order selection quantities for outbound orders as directed by Customer; and place Products in trucks, containers and railcars for shipment as directed by Customer distribution policies and or employees. Manufacturer shall inspect each outbound lot before shipment, note any obvious or suspected damage thereto and any other exceptions, and promptly notify Customer of the same. Manufacturer shall provide Customer with copies of outbound bills of lading for each order shipped.

c) Manufacturer shall prepare and ship to Customer sample orders at Customer’s request. Manufacturer will invoice Customer its actual direct labor and material costs in connection with such sample orders.

6. Price and Payment Terms

Price. Prices per case for each Product unit shall be F.O.B. factory as set forth on Schedule A. The price per case shown on Schedule A details materials costs, packaging costs, the conversion fee, and the applicable waste factor. The Parties shall review Material costs on a quarterly basis to adjust for increases or decreases in the cost of Materials of the Products. Upon request of the Customer, Manufacturer will provide documentation of Materials costs including source and in-bound freight.

The conversion cost per case as set forth on Schedule A shall be fixed for the Initial Term of this agreement, except that:

a) On each anniversary of the date of this Agreement, to the extent that the CPI % has increased by [***]% or more in a single term year or [***]% or more in [***] consectutive term years since the last increase in the conversion cost per case (a “Qualifying CPI Increase”) the conversion cost per case shall be increased by a percentage amount that is equal to the greater of [***]% or [***] of the Qualifying CPI Increase; and

Confidential Information Redacted	3	Confidential Treatment Requested

b) In determining the conversion cost per case as set forth on Schedule A, Manufacturer has assumed that the Products can be manufactured in conformity with customary industry standards for materials waste and manufacturing times for like pizza items. If Manufacturer determines that the actual materials waste and manufacturing times needed to achieve Customer’s specifications exceed industry standards, then the Parties will negotiate in good faith adjustments to the materials waste standards and/or conversion cost necessary to reimburse Manufacturer for the added costs.

Invoices/Payment Terms. Manufacturer will invoice Products upon their release from quality assurance hold. Payment terms shall be [***]%,[***]/Net [***] from the date of electronic invoicing, or if mailed, the date the invoice is actually received by Customer. Payment shall be made to Manufacturer by way of wire transfer or Automated Clearing House transaction.

Records Retention. All books and records in connection with this Agreement, including receipts, documentation of labor and other costs, and other supporting data as Customer may reasonably request to verify the computation of all amounts invoiced shall be maintained by Manufacturer for the period of time specified on Schedule C.

Cost Savings Initiatives. Throughout the Term (including any renewal term) of this Agreement, Manufacturer will seek to implement improvements to the processes it uses to procure raw materials and ingredients in an effort to yield cost reductions (each, a “Procurement Cost Improvement”). Manufacturer and Customer agree to [***]. Manufacturer and Customer agree to review, in good faith, on a quarterly basis, savings realized by Manufacturer resulting from any Procurement Cost Improvement and, by mutual written agreement, adjust the raw materials/ingredient costs to share the savings realized on a [***] basis after reimbursement to Manufacturer of the costs incurred to implement the Procurement Cost Improvement.

7. Term. This Agreement shall commence on the Effective Date and shall continue for a period of four (4) years (the “Initial Term”) and thereafter renew automatically each year for a period of one (1) year, unless either Party provides written notice of non-renewal to the other Party at least 180 days prior to the expiration of the then-current term. Notwithstanding the foregoing, this Agreement may be canceled or terminated as provided in Section 12 prior to the expiration of the Initial Term or any renewal term.

If Manufacturer elects not to renew this Agreement, Customer shall have the right to require Manufacturer to continue to manufacture Products for up to 120 days following the termination date on the same terms as in effect prior to termination, except that the conversion cost paid to Manufacturer for any Products manufactured during such 120 day period shall be such amount as the Manufacturer and Customer shall agree upon in good faith.

8. Confidentiality. During the Term of this Agreement and at all times thereafter, neither Party will disclose or use, either for itself or for the benefit of any third party any confidential information (“Confidential Information”) of the other Party (the “Disclosing Party”) except in furtherance of the purposes of this Agreement. The provisions of this paragraph, however, shall not prevent the Party receiving the Confidential Information (the “Receiving Party”) from use or disclosure of Confidential Information (i) that is in the public domain (other than information in the public domain as a result of a violation of this Agreement by the Receiving Party), (ii) that the Receiving Party can demonstrate that it acquired outside of its relationship with the Disclosing Party from a third party in rightful possession of such Confidential Information and who was not prohibited from disclosing such Confidential Information, (iii) disclosure of which is required by law or court order, or (iv) that is developed independently by personnel of the Receiving Party who have not had access to Confidential Information.

9. Trademarks/Intellectual Property. Trademarks and tradenames owned by Customer are set forth on Schedule D. Customer represents and warrants to Manufacturer that all trademarks, trade names, trade labels, trade dress, packaging and other intellectual property supplied by Customer to Manufacturer for the Products do not infringe upon or otherwise violate the intellectual property rights of any third party. Nothing in this Agreement shall give Manufacturer any right, title or interest in Customer trademarks. In addition, Manufacturer shall not adopt any trademark, trade name, trade dress, labeling or packaging which is deceptively similar to or likely to cause confusion with respect to any of Customer trademarks or with respect to Products.

10. Indemnification. Manufacturer shall indemnify, defend, and hold harmless Customer, along with its employees, dealers, distributors, affiliates, and other agents (collectively, the “Customer Indemnitees”) from and against any claim asserted by any third party, including any governmental agency, arising out of any negligent or intentional error, omission, violation of law, or action taken by Manufacturer in connection with this Agreement. Customer shall indemnify, defend, and hold harmless Manufacturer, along with its employees, dealers, distributors, affiliates, and other agents (collectively, the “Manufacturer Indemnitees”) from and against any claim asserted by any third party, including any governmental agency, arising out of any negligent or intentional error, omission, violation of law, or action taken by Customer in connection with this Agreement.

Confidential Information Redacted	4	Confidential Treatment Requested

11. Insurance. Manufacturer shall maintain commercial general liability insurance (including products liability and contractual liability), with limits of not less than $[***] combined single limit, for bodily injury or death to any person or persons and loss or damage to any property. Such insurance shall be written by an insurance carrier rated A or better by Best’s Guide Insurance Rating, and shall name Customer as an additional insured. Products Recall Liability insurance shall be carried by Manufacturer with a limit of no less than $[***] per occurrence and include the Customer as additional insured.

12. Termination.

Manufacturer may terminate this Agreement upon written notice if Customer (i) fails to make any payment due under this Agreement and such nonpayment continues thirty (30) days after written notice from Manufacturer or (ii) fails to perform any other obligation under this Agreement and such failure continues thirty (30) days after written notice from Manufacturer.

Customer may terminate this Agreement upon giving thirty (30) days’ written notice identifying specifically the basis for such notice for breach of a material term or condition of this Agreement, provided that Manufacturer shall not have cured such breach within the thirty (30) day period; and provided further that a termination for contamination or Manufacturer caused adulteration of a Product, unless otherwise specified, shall be immediate (i.e., without cure period).

Each Party reserves the right upon a breach of this Agreement by the other Party to pursue all of its legal and equitable remedies, except that except for losses or liabilities resulting from willful misconduct, neither Party shall be liable under this Agreement for indirect, incidental, consequential or punitive damages or for lost profits.

Either Party hereto may terminate this Agreement effective immediately upon written notice to the other party if the other party: (i) files a voluntary petition in bankruptcy or has an involuntary bankruptcy petition filed against it, which is not dismissed within ninety (90) days after its institution, (ii) is adjudged as bankrupt, (iii) becomes insolvent, (iv) has a receiver, trustee, conservator or liquidator appointed for all or a substantial part of its assets, (v) ceases to do business, (vi) commences any dissolution, liquidation or winding up, or (vii) makes an assignment of its assets for the benefit of its creditors.

13. Miscellaneous.

Amendments. No modification or amendment of this Agreement shall be effective unless in writing and executed by a duly authorized representative of each Party.

Assignability. This Agreement shall be binding upon and be for the benefit of the Parties and their legal representatives, successors, and assigns. Neither Party may assign this Agreement without the prior written consent of the other; provided, that notwithstanding the foregoing, either Party may assign this Agreement without such consent to the purchaser of all or substantially all of such Party’s stock, business or assets, and may otherwise assign this Agreement by operation of law to any successor of such Party due to merger or reorganization.

Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be given by personal delivery, via overnight courier requiring a signature for delivery, or by certified mail, return receipt requested. All notices shall be delivered to the addresses last specified in writing by the Parties.

Partial Invalidity. If any provision hereof is found invalid or unenforceable pursuant to a final judicial decree or decision, the remainder of this Agreement will remain valid and enforceable according to these terms.

Waiver. The failure of either Party to assert any of its rights under this Agreement shall not be deemed to constitute a waiver of that Party’s right thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Governing Law and Venue. This Agreement shall be governed by, and any dispute arising hereunder shall be determined in accordance with, the laws of State of New York, without giving effect to conflict of laws principles. The Parties hereto irrevocably submit to the jurisdiction and venue of the state and federal courts sitting in New York, New York.

Confidential Information Redacted	5	Confidential Treatment Requested

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the day and date first hereinabove written.

ANNIE’S HOMEGROWN, INC.		LITTLE LADY FOODS, INC

By:	/s/ John Foraker	By:	/s/ John Geocaris
	John Foraker, President		Chairman/CEO

6	Confidential Treatment Requested

Schedule A

Confidential

Products and Prices

Annie’s Pricing

[***] - Made with Organic

Effective with shipments dated 8/21/12 to 9/29/12

LLF SKU	Annie’s P/N	Description	Price/Ea			Price/Case
ANMWOSR4CH12	20007	[***]	$	[***	]	$	[***	]
ANMWOSRBBQ12	20009	[***]	$	[***	]	$	[***	]
ANMWOSRPEP12	20006	[***]	$	[***	]	$	[***	]

Confidential Information Redacted	Confidential Treatment Requested

ANMWOSR4CH12 20007 ANNIE’S [***] (12/1) [***]

Effective Dates: Effective for Shipments dated 8/21/12 to 9/29/12

Part Number	Description	UOM	Invoice Price		Waste Factor	Qty per Ea (lb)	Qty per Case (lb)		Invoice Price Per Case

31186	[***]	EA	[***	]	1.050	1.000	[***	]	[***	]
26072	[***]
20014	[***]	LB	[***	]	1.050	0.111	[***	]	[***	]
37226	[***]	LB	[***	]	1.050	0.078	[***	]	[***	]
36255	[***]	LB	[***	]	1.050	0.011	[***	]	[***	]
22194	[***]						[***	]
32288	[***]	LB	[***	]	1.050	0.255	[***	]	[***	]
32291	[***]	LB	[***	]	1.050	0.051	[***	]	[***	]
22195	[***]						[***	]
32289	[***]	LB	[***	]	1.050	0.019	[***	]	[***	]
32290	[***]	LB	[***	]	1.050	0.006	[***	]	[***	]

Total Ingredient Cost Per Case									[***	]

Part Number	Description	UOM	Invoice Price		Waste Factor	Qty per Ea	Qty per Case		Invoice Price Per Case
43500	[***]	LB	[***	]	1.030		[***	]	[***	]
43749	[***]	M	[***	]	1.030		[***	]	[***	]
43722	[***]	M	[***	]	1.030		[***	]	[***	]
43726	[***]	M	[***	]	1.030		[***	]	[***	]
43731	[***]	M	[***	]	1.030		[***	]	[***	]
42000	[***]	LB	[***	]	1.030		[***	]	[***	]
40063	[***]	FT	[***	]	1.030		[***	]	[***	]
49000	[***]	FT	[***	]	1.030		[***	]	[***	]
PAL	[***]	M	[***	]	1.030		[***	]	[***	]
PALLET	[***]	EA	[***	]	1.030		[***	]	[***	]

Total Packaging Cost per Case									[***	]

Total Component Cost per Case									[***	]

Confidential Information Redacted	Confidential Treatment Requested

	Unit Cost		Case Cost

Ingredients	[***	]	[***	]

Packaging	[***	]	[***	]

Conversion Cost	[***	]	[***	]

Finance Discount	[***	]	[***	]

	[***	]	[***	]

Confidential Information Redacted	Confidential Treatment Requested

ANMWOSRBBQ12
20009 ANNIE’S [***] (12/1)
[***]
Effective Dates: Effective for Shipments dated 8/21/12 to 9/29/12

Part Number	Description	UOM	Invoice Price		Waste Factor	Qty per Ea (lb)	Qty per Case (lb)		Invoice Price Per Case
31186	[***]	EA	[***	]	1.050	1.000	[***	]	[***	]
26073	[***]						[***	]
20014	[***]	LB	[***	]	1.050	0.094	[***	]	[***	]
37226	[***]	LB	[***	]	1.050	0.083	[***	]	[***	]
36256	[***]	LB	[***	]	1.050	0.014	[***	]	[***	]
38014	[***]	LB	[***	]	1.050	0.014	[***	]	[***	]
35040	[***]	LB	[***	]	1.050	0.005	[***	]	[***	]
36254	[***]	LB	[***	]	1.050	0.021	[***	]	[***	]
22194	[***]
32288	[***]	LB	[***	]	1.050	0.161	[***	]	[***	]
32291	[***]	LB	[***	]	1.050	0.032	[***	]	[***	]
34294	[***]	LB	[***	]	1.050	0.105	[***	]	[***	]
37225	[***]	LB	[***	]	1.050	0.039	[***	]	[***	]
36253	[***]	LB	[***	]	1.050	0.001	[***	]	[***	]

Total Ingredient Cost Per Case									[***	]

Part Number	Description	UOM	Invoice Price		Waste Factor	Qty per Ea	Qty per Case		Invoice Price Per Case
43500	[***]	LB	[***	]	1.030		[***	]	[***	]
43749	[***]	M	[***	]	1.030		[***	]	[***	]
43723	[***]	M	[***	]	1.030		[***	]	[***	]
43726	[***]	M	[***	]	1.030		[***	]	[***	]
43732	[***]	M	[***	]	1.030		[***	]	[***	]
42000	[***]	LB	[***	]	1.030		[***	]	[***	]
40063	[***]	FT	[***	]	1.030		[***	]	[***	]
49000	[***]	FT	[***	]	1.030		[***	]	[***	]
PAL	[***]	M	[***	]	1.030		[***	]	[***	]
PALLET	[***]	EA	[***	]	1.030		[***	]	[***	]

Total Packaging Cost per Case									[***	]

Total Component Cost per Case									[***	]

Confidential Information Redacted	Confidential Treatment Requested

	Unit Cost		Case Cost
Ingredients	[***	]	[***	]
Packaging	[***	]	[***	]
Conversion Cost	[***	]	[***	]
Finance Discount	[***	]	[***	]

	[***	]	[***	]

Confidential Information Redacted	Confidential Treatment Requested

ANMWOSRPEP12
20006 ANNIE’S [***] (12/1)
[***]
Effective Dates: Effective for Shipments dated 8/21/12 to 9/29/12

Part Number	Description	UOM	Invoice Price		Waste Factor	Qty per Ea (lb)	Qty per Case (lb)		Invoice Price Per Case
31186	[***]	EA	[***	]	1.050	1.000	[***	]	[***	]
26072	[***]		[***	]			[***	]	[***	]
20014	[***]	LB	[***	]	1.050	0.128	[***	]	[***	]
37226	[***]	LB	[***	]	1.050	0.090	[***	]	[***	]
36255	[***]	LB	[***	]	1.050	0.013	[***	]	[***	]
22194	[***]		[***	]			[***	]	[***	]
32288	[***]	LB	[***	]	1.050	0.187	[***	]	[***	]
32291	[***]	LB	[***	]	1.050	0.038	[***	]	[***	]
34293	[***]	LB	[***	]	1.050	0.084	[***	]	[***	]

Total Ingredient Cost Per Case									[***	]

Part Number	Description	UOM	Invoice Price		Waste Factor	Qty per Ea	Qty per Case		Invoice Price Per Case
43500	[***]	LB	[***	]	1.030		[***	]	[***	]
43749	[***]	M	[***	]	1.030		[***	]	[***	]
43724	[***]	M	[***	]	1.030		[***	]	[***	]
43726	[***]	M	[***	]	1.030		[***	]	[***	]
43733	[***]	M	[***	]	1.030		[***	]	[***	]
42000	[***]	LB	[***	]	1.030		[***	]	[***	]
40063	[***]	FT	[***	]	1.030		[***	]	[***	]
49000	[***]	FT	[***	]	1.030		[***	]	[***	]
PAL	[***]	M	[***	]	1.030		[***	]	[***	]
PALLET	[***]	EA	[***	]	1.030		[***	]	[***	]

Total Packaging Cost per Case									[***	]

Total Component Cost per Case									[***	]

	Unit Cost		Case Cost
Ingredients	[***	]	[***	]
Packaging	[***	]	[***	]
Conversion Cost	[***	]	[***	]
Finance Discount	[***	]	[***	]

	[***	]	[***	]

Confidential Information Redacted	Confidential Treatment Requested

Schedule B

Confidential

Specifications

Manufacturing Specification

Confidential and Proprietary Information

Product: MWO [***] Pizza

Last Updated: 7/30/12

Supersedes: New

Product Name	Each Net Weight	Each UPC	Case UPC	Order Code
[***] Pizza MWO	22.5 oz	0 13562 20007 8	1 00 13562 20007 5	20007
[***] Pizza MWO	22.6 oz	0 13562 20006 1	1 00 13562 20006 8	20006
[***] Pizza MWO	23.1 oz	0 13562 20009 2	1 00 13562 20009 9	20009

Product	Description
[***] Pizza MWO	[***]
[***] Pizza MWO	[***]
[***] Pizza MWO	[***]

QC Parameters:

TBD

Manufacturing Facility:

Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic Policies and procedures must be followed as outlined in 7 CFR 205.

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA, USDA and state regulatory agencies.

Packaging:	Carton and case must be in excellent food-grade condition.

Film:	Film must be sealed completely, and free from wrinkles, blisters, punctures, scorching and foreign odors.

Carton:	Carton must be glued securely so there is no leaking. Glue must be applied so that it does not touch varnished edge otherwise seal will not be achieved. Carton exterior must be clean and free from glue. Carton must not be crushed or dented and be free from foreign odors or scuffed. Carton material: 100% recycled paper board.

Confidential Information Redacted	Confidential Treatment Requested

Printed DDMMMYY + Plant Code + Military Time + Line
USDA registration number (if applicable)
Plant Code = Y
ex: 1st line: 25SEP08 Y 22:05 11
2nd line: EST XXXXXX
Best By date = 8 months from date of production

Date code must be clear and easily legible with no smudging.

Case:
Case Specs:	Carton must be made of 100% recycled board and printed with vegetable inks. Any deviations must be approved by Annie’s, Inc. Operations team.

A case contains 12 cartons.

Cases should bear the following information:
1. Order Code (as close to 2" as possible)
2. Brand Name: Annie’s Homegrown (not required if box is preprinted with the brand name)
3. Product Name (Ex. [***] PIZZA MWO)
4. Quantity per case: 12 x oz (See chart above for specific oz weight for each SKU)
5. Case UPC: UPC Shipping Container Code (SCC-14) printed in Interleaved 2 of 5 (I2/5) format. Minimum bar code height must be 1.25". Optimal location should be at least 1.25" from edges of case (bottom and side).
6. BEST BY MMDDYY + Plant Code + Shift + Line (Date all #’s, numerical)
7. KEEP FROZEN @ -10 DEGREES F OR LESS
8. Time (optional)
Refer to CS501 – Annie’s Inc. Transfer Policy and CS502 – Annie’s, Inc. Retail Compliance Labeling Specification for additional required case markings.

Quality Requirements:

Data Sheets:	Provide copies of all production and quality run sheets to Quality Assurance at Annie’s, Inc. upon request.

Finished Product Retains:	Manufacturer required to maintain library with retain sample(s) from each run for length of shelf life. Additionally, pull 2 cartons from the middle of each shift of each SKU and hold for Annie’s retains.

Pallet:	All pallets should be packed and shipped according to CS501 – Annie’s Inc. Transfer Policy

Stack:	6 cases per layer x 8 layers = 48 cases per pallet.

Pallet is shrink wrapped.

Confidential Information Redacted	Confidential Treatment Requested

Shipping:	Finished and bulk product to be shipped -10°F – 10°F.

Storage:	All finished product should be stored at -10°F – 10°F.

Shelf Life:	8 Months

Annie’s, Inc. Approval

Co-Manufacturer’s Approval

Confidential Treatment Requested

Manufacturing Specification

Confidential and Proprietary Information

Product: [***]Pizza

Last Updated: 05/21/12

Supersedes: 11/16/11

Product Name	Each Net Weight	Each UPC	Case UPC	Order Code
[***] Pizza	23.5 oz	0 13562 20001 6	1 00 13562 20001 3	20001
[***] Pizza	23.6 oz	0 13562 20000 9	1 00 13562 20000 6	20000
[***] Pizza	25.4 oz	0 13562 20002 3	1 00 13562 20002 0	20002
[***] Pizza	25.0 oz	0 13562 20005 4	1 00 13562 20005 1	20005

Product	Description
[***] Pizza	[***]
[***] Pizza	[***]
[***] Pizza	[***]
[***] Pizza	[***]

QC Parameters:

Test	Accept Criteria	Reject Criteria	Frequency	Method
Finished Product Weight	Meets or exceeds NBS Handbook 133 requirements	- - -	each pizza	In-line check weigh scale
Component Weight	Continually monitored and adjusted as necessary	- - -	Hourly	Process control inspector weigh scale check
Metal	Passes through functioning detector: <3.0 Stainless Steel <2.25 Ferrous <2.5 Non-Ferrous	≥3.0 Stainless Steel ≥2.25 Ferrous ≥2.5 Non-Ferrous	Each pizza; detector tested every two hours	In-line metal detector
Flavor, Color, Odor	Typical	Atypical	each production run	Organoleptic evaluation
Number of pepperoni slices	Pepperoni: 17 – 21	<17 or >21	Continuous during production	Visual line inspection
	Supreme: 11 – 13	<11 or >13
Overwrap integrity	Intact	loose wrap or holes	each pizza	Visual line inspection
Code	Correct & legible	incorrect or illegible	hourly	Visual line inspection, verified by quality control department
Carton Glue Flap	Intact & ≥75% glue strip tear	<75% glue strip tear	hourly	Process control inspector glue strip tear test
Sauce Viscosity	Red sauce: 3.75 – 4.75cm	Out of range	Each sauce batch	Bostwick, 50 – 60F (red sauce)

Confidential Information Redacted	Confidential Treatment Requested

	White Sauce: 3.75 – 4.75cm			44 – 54F (white sauce)

Sauce Salt %	Red sauce: 1.9 – 2.3	Out of range

			Each sauce batch	Chloride meter
White Sauce: 1.5 – 2.0

Microbiological	Cooking Instructions Validated to achieve 165° F internal temperature sufficient to achieve 5D reduction of Salmonella and Listeria monocytogenes

Manufacturing Facility:

Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic Policies and procedures must be followed as outlined in 7 CFR 205.

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA, USDA and state regulatory agencies.

Packaging:	Carton and case must be in excellent food-grade condition.

Film:	Film must be sealed completely, and free from wrinkles, blisters, punctures, scorching and foreign odors.

Carton:	Carton must be glued securely so there is no leaking. Glue must be applied so that it does not touch varnished edge otherwise seal will not be achieved. Carton exterior must be clean and free from glue. Carton must not be crushed or dented and be free from foreign odors or scuffed. Carton material: 100% recycled paper board.

Printed DDMMMYY + Plant Code + Shift + Line
Richelieu Plant Code = Z
ex: 1st line: 25SEP08 Z S1 L1
2nd line: USDA registration number
Best By date = 8 months from date of production

Date code must be clear and easily legible with no smudging.
Case:
Case Specs:	Carton must be made of 100% recycled board and printed with vegetable inks. Any deviations must be approved by Annie’s, Inc. Operations team.

A case contains 12 cartons.

Confidential Treatment Requested

Cases should bear the following information:
1. Order Code (as close to 2" as possible)
2. Brand Name: Annie’s Homegrown (not required if box is preprinted with the brand name)
3. Product Name (Ex. [***] PIZZA)
4. Quantity per case: 12 x oz (See chart above for specific oz weight for each SKU)
5. Case UPC: UPC Shipping Container Code (SCC-14) printed in Interleaved 2 of 5 (I2/5) format. Minimum bar code height must be 1.25". Optimal location should be at least 1.25" from edges of case (bottom and side).
6. BEST BY MMDDYY + Plant Code + Shift + Line (Date all #’s, numerical)
7. KEEP FROZEN @ -10 DEGREES F OR LESS
8. Time (optional)
Refer to CS501 – Annie’s Inc. Transfer Policy and CS502 – Annie’s, Inc. Retail Compliance Labeling Specification for additional required case markings.

Quality Requirements:

Data Sheets:	Provide copies of all production and quality run sheets to Quality Assurance at Annie’s, Inc. upon request.

Finished Product Retains:	Manufacturer required to maintain library with retain sample(s) from each run for length of shelf life. Additionally, pull 2 cartons from the middle of the run of each SKU and hold for Annie’s retains.

Confidential Information Redacted	Confidential Treatment Requested

Confidential Treatment Requested

Pallet:	All pallets should be packed and shipped according to CS501 – Annie’s Inc. Transfer Policy

Stack:	6 cases per layer x 8 layers = 48 cases per pallet.

Pallet is shrink wrapped.

Shipping:	Finished and bulk product to be shipped -10°F – 10°F.

Storage:	All finished product should be stored at -10°F – 10°F.

Shelf Life:	8 Months

Annie’s, Inc. Approval	Debra Langford, Sr. Manager, Product Innovation, 21MAY12

Co-Manufacturer’s Approval

Confidential Treatment Requested

Schedule C

Manufacturer Quality System Requirements, Testing and Records

Applicable laws, regulations, and requirements	All Products shall be of consistent quality composed of safe and wholesome ingredients, manufactured, prepared, packed, held, labeled, and shipped under conditions compliant with all applicable U.S. and Canadian federal, state, and local requirements including but not limited to applicable laws, regulations, and guidelines adopted by (i) the Food and Drug Administration (“FDA”) pursuant to the Federal Food, Drug, and Cosmetic Act, as amended (the “Act”) and the Public Health Security and Bioterrorism Preparedness and Response Act (the “Bioterrorism Act”), including but not limited to the food safety, composition, labeling, registration, and manufacturing provisions and current industry good manufacturing practices; (ii) the United States Department of Agriculture (“USDA”) and Food Safety Inspection Service (“FSIS”), including but not limited to the National Organic Program and the organic food regulations adopted pursuant to the Federal Organic Foods Production Act; (iii) applicable state and local authorities responsible for regulating the manufacture, preparation, packing, storage, labeling, and shipment of food products and establishments, including without limitation the California Organic Foods Act, as amended and all applicable organic food certification programs; and (iv) Health Canada pursuant to the Food and Drugs Act, as amended, and the Canadian Food Inspection Agency pursuant to the Canada Agricultural Products Act and the Organic Products Regulations. Customer acknowledges that Manufacturer is not responsible for the legal compliance of any labeling or packaging supplied by Customer.

Production Records	Facility and production records must be maintained including, but not limited to, pest control, receiving and inspection, batch records, processing, weight control, calibration, sanitation audits and procedures, and training.

Organic Program (If Applicable)	Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic policies and procedures must be followed as outlined in 7 CFR Part 205. All documentation and records must be maintained.

Quality Testing	Incoming ingredient and in process checks must be conducted to ensure that the manufacturing process is in control and that finished Products meet all Specifications. Testing shall be as agreed upon by the Parties and as is customary in the frozen pizza industry generally. All costs of testing shall be added to the Product prices as specified in Schedule A.

Record Retention	All specified records (including Production records, Organic Program records and Manufacturing and Quality records) must be retained for a minimum of [***] from the date of Product production.

Certificate of Analysis	Customer may request a Certificate of Analysis in such form as shall be defined and agreed upon by Customer and Manufacturer. All costs of providing a Certificate of Analysis shall be added to the Product prices as specified in Schedule A.

Retain Samples

Representative samples from a production run must be collected and submitted to Customer per the frequency outlined in the manufacturing specification.

Retain samples must also be collected and stored at the manufacturing location for the duration of the product shelf-life. Manufacturer shall bill Customer for all costs incurred by Manufacturer to provide representative samples not more frequently than twice each calendar year.

Third Party Audits	Facility must annually undergo and successfully pass one of the following recommended Food Safety/Quality Systems Audits: FPA/GMA-SAFE, Silliker GMP and Food Safety Systems Audit, NSF Cook & Thurber Food Safety, Quality and Food Defense Audit, SQF Audit, or USDA Total Quality Systems Audit. Alternate audits permitted with Customer management approval. Corrective Action plans must be developed and implemented for all significant deficiencies identified in the audit. Customer may request copies of detailed findings and/or corrective action plans of Manufacturer’s audit. Results of audit must be submitted to Customer when available, and posted on Manufacturer’s iCiX account.

Confidential Information Redacted	Confidential Treatment Requested

Customer Audits	Customer has the right to inspect manufacturing and warehouse facilities where machines are in operation (but only during periods of time when Manufacturer is producing Products for Customer), and where finished Product, ingredients, and packaging materials are stored. During the course of the audit, Customer’s designated representatives have the authority to stop production of Products, reject Products for sale or shipment, and implement withdrawal of Product that do not meet Customer Specifications at the expense of the Manufacturer. On occasion, random samples of raw materials, ingredients, and finished product may be collected by Customer personnel and forwarded to an independent laboratory for analysis. The purpose is to survey Product to assure compliance to microbiological, physical, or chemical specifications. Customer (or Customer’s designated representatives) shall execute a mutually satisfactory confidentiality agreement protecting the confidentiality of Manufacturer’s confidential business processes as a condition to being granted access to Manufacturer’s production facility. Furthermore, Customer shall reimburse Manufacturer for all costs incurred by Manufacturer to collect, retain and test finished goods.

Regulatory Inspections

If the FDA, State, OSHA, CFIA, Health Canada, or any governmental regulatory agency enters the Manufacturer’s facility to inspect Customer Product for other than a normal routine inspection, Customer’s designated representatives MUST be notified promptly. See “Notice” in Section 4 of the Agreement.

Regulatory Samples:

If samples of Customer’s Products are collected by a regulatory official during manufacture or from storage, a triplicate sample is to be taken by the factory.

Sampling equipment utilized by plant personnel, such as plastic bags, sterile plastic bags, paper bags, sterile utensils, etc. should be identical to that which the Inspector uses during collection.

Sufficient sampling equipment should be available, properly prepared, and readily attainable for both the Inspector’s and factory use.

It is imperative that samples be collected in exactly the same manner as the Inspector uses. The material should be handled with an instrument similar to that used by the Inspector.

Collect three samples in addition to the one taken by the inspector. The triplicate product should be taken from the closest proximity to the regulatory sample as possible (e.g., the next package produced). The amount of sample taken should be approximately three (3) times as much as the Inspector samples.

Samples must be labeled or otherwise adequately identified with the following minimum information:

Date and Time of Day.

Location: Line pallet number, etc.

Lot number or production code.

Name of substance: Commodity code, product code or other identification number.

Name and address of supplier if appropriate

Confidential Treatment Requested

Regulatory Inspections (continued)

f.        Finished Product manufactured if a component is sampled

g.       Name of Inspectors and Regulatory agency

h.       Any peculiarities or pertinent observations of the sampling technique (e.g.: floor scrapings, aseptic collection into a sterile container, non-aseptic collection into a sterile container)

6.      The regulatory official should be requested to initial all samples retained by the Factory.

Customer’s designated representatives must be notified and will provide directions for sending the samples to a testing laboratory.

Selected samples must be properly stored and retained pending results from the inspecting agency’s laboratory and authorization from Customer.

Customer will advise the Manufacturer whether it is necessary to withhold Product or ingredient pending analytical results.

Confidential Treatment Requested

Schedule D

Customer Trademarks and Trade Names

MARK	IMAGE	COUNTRY	APPLICATION NO. REGISTRATION NO.

ANNIES’S HOMEGROWN AND BUNNY DESIGN (NEW LOGO)		United States	85/469,736

ANNIE’S HOMEGROWN NEW LOGO		Canada and United States	1,577,823 85/469,743

RABBIT OF APPROVAL AND DESIGN		United States	85/566,792

Confidential Treatment Requested

Schedule E

Purchasing Matrix

	ANNIE’S MATRIX	[***] CASE RUN
LLF PN	DESCRIPTION	MINIMUM ORDER	LEAD TIME	COMMITMENT	# OF PRODUCTIONS
31186	[***]	[***]	2 Weeks	[***]	0
32288	[***]	[***]	4 Weeks	[***]	4
32289	[***]	[***]	3 Weeks	[***]	4
32290	[***]	[***]	3 Weeks	[***]	4
32291	[***]	[***]	4 Weeks	[***]	4
34293	[***]	[***]	8 Weeks	[***]	4
34294	[***]	[***]	5 Weeks	[***]	4
35040	[***]	[***]	1 week	[***]	4
36253	[***]	[***]	2 Weeks	[***]	4
36254	[***]	[***]	1 Week	[***]	4
36255	[***]	[***]	5 Weeks	[***]	4
36256	[***]	[***]	5 Weeks	[***]	4
37225	[***]	[***]	3 Weeks	[***]	4
37226	[***]	[***]	2 weeks	[***]	4
38014	[***]	[***]	1 week	[***]	4
40063	[***]	[***]	1 week	[***]
42000	[***]	[***]	1 week	[***]
43749	[***]	[***]	2 weeks	[***]	4
43500	[***]	[***]	1 week	[***]
43500	[***]	[***]	1 week	[***]
43722	[***]	[***]	3 Weeks	[***]	4
43723	[***]	[***]	3 Weeks	[***]	4
43724	[***]	[***]	3 Weeks	[***]	4
43726	[***]	[***]	3 Weeks	[***]	3
43731	[***]	[***]	2 Weeks	[***]	2
43732	[***]	[***]	2 Weeks	[***]	2
43733	[***]	[***]	2 Weeks	[***]	2
49000	[***]	[***]	1 week	[***]

Confidential Information Redacted	Confidential Treatment Requested

Exhibit F

INVENTORY SERVICES AGREEMENT:

Rates and Billing.

Rates. The charges to be paid by Customer to Manufacturer for the services performed under this Agreement shall be determined and paid as set forth below.

Initial Storage Charge/Plt	$	[***	]
Initial Handling Charge/Plt	$	[***	]
Recurring Storage Charge/Plt	$	[***	]
Case Pick Charge if greater than 30% of all cases shipped during the month	$	[***	]
Additional Labor (Charge Per Hour)	$	[***	]
Weekend Overtime	$	[***] Saturday
Labor Rate (Charge Per Hour)	$	[***] Sunday
Pallet Charge		[***	]
Samples (Cost per Case Sent Overnight)		[***	]
Supplies		[***	]
BOL and Inventory Reports		[***	]
Annual Physical Inventory		[***	]

These rates shall be fixed for the Initial Term of this Agreement; provided, however, that on each anniversary of the date of this Agreement, the storage and handling rates will increase by the lesser of the annual percentage [***], or [***]%.

Billings and Payment. Manufacturer shall compute the inventory management services charges for each lot of Product as of the date such lot is received, the charges for other services as of the date the services are rendered, the charges for recurring storage charges as of each lot’s anniversary date, and any other charges after the end of each calendar month. Manufacturer shall render billings to Customer on a semi-monthly basis. Picking charges will be billed monthly at the end of each month only if [***]% of the cases shipped during the month required loose case picking. All such billings shall be paid by Customer within thirty ([***]) days from the date of each such billing. Termination of this Agreement shall not relieve Customer of payment of charges properly invoiced and documented with respect to services rendered by Manufacturer during the period that Customer’s Product is stored in the Warehouse.

Liability. Manufacturer shall be liable for loss, damage or destruction to any Products resulting from Manufacturer’s failure to exercise care in regard to the Products as a reasonably careful person would exercise under like circumstances. Manufacturer shall not be liable for damages that could not have been avoided by the exercise of such care. Manufacturer shall be liable for any shortage in excess of [***]% of the cost of Products received, such shortage determined by periodic physical inventory(s) and cycle counts. The liability of Manufacturer shall be limited to the actual cost of the Products lost or damaged. As used in this section, the term “actual cost” of any lost or damaged Products shall be the manufactured cost plus transportation cost incurred.

Confidential Information Redacted	Confidential Treatment Requested

Manufacturer at its own expense shall safeguard Customer’s Products in case of a power interruption at the Facility

Liability for Misshipment. Manufacturer shall be liable for reasonable transportation charges incurred to return misshipped goods to the Facility.

Confidential Treatment Requested